Common Stock                                                     Common Stock

Number C                                                         Shares

                            CELLNET DATA SYSTEMS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



     THIS IS TO CERTIFY THAT





     is the registered holder of

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

                           CELLNET DATA SYSTEMS, INC.

transferable only on the share register of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall have the rights specified in and be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation and any amendments thereof to all of which the holder of this certificate by acceptance hereof assents.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
     Dated


/s/ DAVID L. PERRY                                             /s/ JOHN M. SEIDL
Secretary                                  President and Chief Executive Officer

                           CELLNET DATA SYSTEMS, INC.
                                 Corporate Seal
                                December 7, 1993
                                    Delaware

                                                   Countersigned and Registered:
                                                            THE BANK OF NEW YORK
                                                    TRANSFER AGENT AND REGISTRAR


                                                    By:
                                                          Authorized Signature

FOR VALUE RECEIVED
                   -------------------------------------------------------------
                         (fill in amount for purposes of stamp duty)

--------------------------------------------------------------------------------
                          (name in full of Transferor)

hereby sell, assign and transfer unto
                                      ------------------------------------------
                                               (name in full of Transferee)

--------------------------------------------------------------------------------
                                               (address)

                                                     shares of the capital stock
----------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ as Attorney to transfer said shares on the share register of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------
in the presence of:

-------------------------               ----------------------------------------
                                                       (Transferor)
-------------------------

-------------------------
 (2 witnesses sign here)

In the presence of:

-------------------------               ----------------------------------------
                                                       (Transferee)
-------------------------
 (2 witnesses sign here)


Signature(s) Guaranteed:

-------------------------
The signature(s) should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Association and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17 Ad-15.